                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 27, 2002

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


   Delaware                    333-82146                       74-2440850
--------------------------------------------------------------------------------
(State or other               (Commission                    (IRS Employer
jurisdiction of              File Number)                 Identification No.)
incorporation)


                       101 Hudson Street, 33rd Floor 07302
                                 Jersey City, NJ
------------------------------------------------------------------------------ -
                (Address of principal executive offices) Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

ITEM 5.  Other Events.(1)

         Attached as an exhibit are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-4H, Class 1-A, Class 1-AP, Class 1-AX, Class 2-A, Class 2-AP, Class 2-AX, Class B1, Class B2, Class B3 and Class R Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement dated February 25, 2002 and a Prospectus dated February 25, 2002 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-82146) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.















--------
(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    99.1     Computational Materials

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STRUCTURED ASSET SECURITIES
                                    CORPORATION


                                    By: /s/ Ellen Kiernan
                                        -----------------------------
                                    Name:  Ellen Kiernan
                                    Title: Vice President


Date: March 1, 2002

                                  EXHIBIT INDEX

Exhibit No.              Description                           Page No.
-----------              -----------                           --------

99.1                     Computational Materials

                                LEHMAN BROTHERS
                                FOR EXTERNAL USE

                                  $289,654,113
                                  (APPROXIMATE)

                                  SASCO 2002-4H
                      AURORA LOAN SERVICES, MASTER SERVICER
                              WELLS FARGO, TRUSTEE

-----------------------------------------------------------------------------------------------------------
                Original                     WAL at        Payment       Initial
                Approx.         Fixed     Pricing (2)      Window         Loss             Ratings
   Class          Size          Coupon     (original)   (To Maturity)   Coverage        Moody's / S&P
-----------------------------------------------------------------------------------------------------------
   1-A          $250,321,000    6.75%         5.3        03/02-9/31       3.25%            Aaa/AAA
   1-AP             $574,016    0.00%         5.4        03/02-9/31       3.25%            Aaa/AAA
   1-AX          $22,409,360    6.75%         5.4        03/02-8/31       3.25%            Aaa/AAA
-----------------------------------------------------------------------------------------------------------
   2-A           $29,245,000    6.75%         5.2        03/02-8/31       3.25%            Aaa/AAA
   2-AP              $99,562    0.00%         5.4        03/02-8/31       3.25%            Aaa/AAA
   2-AX           $2,765,714    6.75%         5.4        03/02-7/31       3.25%            Aaa/AAA
-----------------------------------------------------------------------------------------------------------
   B1(1)          $2,897,000    6.75%         10.6       03/02-9/31       2.25%             NR/AA
   B2(1)          $2,462,000    6.75%         10.6       03/02-9/31       1.40%             NR/A
   B3(1)          $2,028,000    6.75%         10.6       03/02-9/31       0.70%            NR/BBB
   B4(1)            $579,000    6.75%         10.6       03/02-9/31       0.50%             NR/BB
   B5(1)            $434,000    6.75%         10.6       03/02-9/31       0.35%             NR/B
   B6(1)          $1,014,435    6.75%         10.6       03/02-9/31       0.00%              NR
     R                  $100    6.75%         0.1       03/02-03/02       3.25%            NR/AAA
-----------------------------------------------------------------------------------------------------------

(1) Classes B1, B2, B3, B4, B5 and B6 are Subordinate Certificates. They receive cash flows from both Collateral Groups.
(2)      Pricing speed is 300% PSA.

COLLATERAL SUMMARY:

TOTAL NUMBER OF LOANS                             2,129          PMI, CLTV (GREATER THAN) 80%                            100.0%
TOTAL OUTSTANDING LOAN BALANCE          $289,654,113,69
AVERAGE LOAN PRINCIPAL BALANCE           $   136,051.72          GEOGRAPHIC DISTRIBUTION
FIXED RATE                                       100.0%          (Other states account individually for less than
WEIGHTED AVERAGE COUPON                            7.8%          5% of the Cut-off Date principal balance)
WEIGHTED AVERAGE ORIGINAL TERM (MO.)             359.6           CA                                                       10.2%
WEIGHTED AVERAGE REMAINING TERM (MO.)            353.8           NC                                                        7.7%
WEIGHTED AVERAGE LOAN AGE (MO.)                    5.8           TX                                                        6.9%
WEIGHTED AVERAGE ORIGINAL LTV                    101.7%          FL                                                        5.7%
NON-ZERO WEIGHTED AVERAGE FICO                     736           PA                                                        5.4%
NON-ZERO WEIGHTED AVERAGE DTI                     33.7%          VA                                                        5.3%
PROPERTY TYPE                                                    OCCUPANCY STATUS
Single Family                                     75.0%          Primary Home                                            100.0%
Planed Unit Development                           16.9%
Condo                                              7.9%          LOAN PURPOSE
Townhouse                                          0.2%          Purchase                                                 98.9%
                                                                 Rate/Term Refinance                                       0.7%
                                                                 Cash Out Refinance                                        0.3%




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                LEHMAN BROTHERS
                                FOR EXTERNAL USE


DEAL OVERVIEW:

o The collateral pool is comprised of two groups of fixed rate, first lien, fully amortizing mortgage loans.

o The trust will issue 13 classes of Certificates: 10 classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5 and B6 will be offered privately).

o The Senior Certificates receive credit support from both Collateral Groups (i.e., the subordinate certificates are cross-collateralized).

o Classes 1-A, 1-AX and 1-AP are Senior Certificates and will receive payments from Group 1.

o Classes 2-A, 2-AX and 2-AP are Senior Certificates and will receive payments from Group 2.

o Classes 1-AP and 2-AP are Principal-Only Certificates. They will receive no payments of interest.

o Classes 1-AX and 2-AX are Interest-Only Certificates. They will receive no payments of scheduled principal.

o The trust will issue 6 classes of Subordinate Certificates: Classes B1, B2, B3, B4, B5 and B6, which will receive payments from both Collateral Groups. Losses from each Collateral Group will be applied to the Subordinate Certificates in reverse order of priority.

o    The servicer maintains a 5% CLEAN UP CALL on the collateral.








--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                LEHMAN BROTHERS
                                FOR EXTERNAL USE


SPECIFIC TERMS OF THE OFFERING:

Cut-Off Date:                       February 1, 2002

Expected Settlement Date:           February 27, 2002

Distribution Dates:                 25th of each month, or the next business day
                                    after the 25th day of the month if the 25th is not a business day.

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services

Servicing Fee:                      25 bps

Trustee:                            JP Morgan Chase

Trustee Fee:                        0.35 bps

Rating Agencies:                    S & P, All Classes; Moody's, Seniors

Day Count:                          30/360

Delay Days:                         24 Day Delay: All Classes.

Registration:                       Book-entry form through DTC

SMMEA Eligibility:                  The Senior Certificates and the Class B1
                                    Certificates will be

SMMEA eligible.

ERISA Eligibility:                  The Senior Certificates (with the exception
                                    of the Class R) and the Class B1, B2, and B3
                                    Certificates will be ERISA eligible.

Tax Status:                         REMIC for Federal income tax purposes.


5% Optional Termination:            The transaction may be called by the
                                    Servicer when the aggregate outstanding
                                    mortgage balance is less than 5% of the
                                    Cut-Off Date collateral loan balance.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                LEHMAN BROTHERS
                                FOR EXTERNAL USE


TERMS OF THE OFFERING -INTEREST RATES:

Interest Rates:                     CLASS 1-A is the Senior Certificate of
                                    Collateral Group 1, and will accrue interest at a rate of 6.75%.

                                    CLASS 2-A is the Senior Certificate of
                                    Collateral Group 2, and will accrue interest at a rate of 6.75%.

                                    CLASS 1-AP AND CLASS 2-AP are principal-only certificates. They will not be entitled to payments of interest.

                                    CLASSES 1-AX AND 2-AX are interest-only
                                    certificates. They will accrue interest at a fixed rate of 6.75%. The notional balance of each Class will be equal to the product of
                                    (1) a fraction, the numerator of which is the weighted average of the Net Mortgage Rates in the related Mortgage Pool at the beginning of the related Due Period minus 6.75% and the denominator of which is 6.75% and (2) the total Scheduled Principal Balance of the Non-Discount Mortgage Loans in the related Mortgage Pool as of the first day of the related Accrual Period.

                                    CLASSES B1, B2, B3, B4, B5 AND B6 are
                                    Subordinate Certificates. The Subordinate
                                    Certificates will receive the subordinate allocation of principal from both Collateral Groups. All losses will be applied to the Subordinate Certificates in reverse order of seniority. The Subordinate Classes will accrue interest at a fixed rate of 6.75%.

Credit Enhancement/                 Subordination of the lower rated classes.
Loss Allocation:                    Losses will be allocated reverse
                                    sequentially as follows: B6, B5, B4, B3, B2 and then B1. This allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount".


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                LEHMAN BROTHERS
                                FOR EXTERNAL USE


TERMS OF THE OFFERING - DISTRIBUTION OF PRINCIPAL:

Senior Principal
Prepayment Shift %:
                                    ---------------- --------------------------
                                         PERIOD         SENIOR PRINCIPAL
                                                        PREPAYMENT SHIFT %
                                    ---------------- --------------------------
                                         1-60                  100%
                                         61-72                  70%
                                         73-84                  60%
                                         85-96                  40%
                                        97-108                  20%
                                         109 +                  0%
                                    ---------------- --------------------------

Subordinate Certificates            For any Class of Subordinate Certificates,
Lockout of Prepayments              other than the B6, on any distribution date
and Recoveries:                     for which the credit support percentage of
                                    that Class is less than its original credit support percentage, no distributions of prepayments or recoveries allocable to principal will be made to any Class of lower priority than it. The amount otherwise distributable to such classes of lower priority shall be allocated pro rata among the remaining Classes of Subordinate
                                    Certificates.

Credit Support Percentage:          For any Class of Certificates, on any
                                    distribution date, the sum of the Class
                                    Percentages of each Class of lower priority
                                    (before applying distributions for that
                                    date).

Class Percentage:                   For any Class of Certificates, on any
                                    distribution date, the percentage equivalent of a fraction, the numerator of which is the outstanding balance of that Class, immediately prior to that distribution date and the denominator of which is the aggregate class principal amount of all Classes of Certificates immediately prior to that date.

Group Senior Percentage:            For each Collateral Group, on any
                                    distribution date, the percentage equivalent of a fraction, the numerator of which is the sum of the class principal amounts of each class of Senior Certificates (excluding the 1-AX, 2-AX, 1-AP, and 2-AP Certificates) and the denominator of which is the related
                                    Non-PO balance of the Collateral Group for the immediately preceding distribution date.

Group Subordinate Percentage:       For each Collateral Group, on any
                                    distribution date, one minus its Senior
                                    Percentage.

Group Senior Prepayment             For each Collateral Group, on any
Percentage:                         distribution date, the sum of (1) the Group
                                    Senior Percentage and (2) the product of (a) the Senior Principal Prepayment Shift
                                    Percentage for that distribution date
                                    multiplied by (b) the related Group
                                    Subordinate Percentage for that distribution date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                LEHMAN BROTHERS
                                FOR EXTERNAL USE

TERMS OF THE OFFERING - DISTRIBUTION OF PRINCIPAL (CONT.):


Group Subordinate                   For each Collateral Group, on any
Prepayment  Percentage:             distribution date, one minus its Prepayment
                                    Group Senior Prepayment Percentage.

Group AP Percentage:                For each Collateral Group, on any
                                    distribution date, the percentage equivalent of a fraction, the numerator of which is the Ratio Strip Target Rate minus the Net
                                    Mortgage Rate for the discount mortgage
                                    loans from the related Collateral Group and the denominator of which is the Ratio Strip
                                    Target Rate.

Group AP Principal                  For each Collateral Group, on any
Distribution Amount:                distribution date, the sum of (1) the Group
                                    AP Percentage of scheduled principal
                                    collections and (2) the Group AP Percentage of unscheduled principal collections.

Group Senior Principal              For each Collateral Group, on any
Distribution Amount:                distribution date, the sum of (1) the
                                    product of (a) the related Group Senior
                                    Percentage and (b) the non-AP portion of scheduled principal collections and (2) the product of (a) the related Senior Prepayment
                                    Percentage and (b) the non-AP portion of unscheduled principal collections.

Group Subordinate Principal         For each Collateral Group, on any
Distribution Amount:                distribution date, the sum of (1) the
                                    product of (a) the related Group Subordinate
                                    Percentage and (b) the non-AP portion of scheduled principal collections; and (2) the product of (a) the related Subordinate
                                    Prepayment Percentage and (b) the non-AP portion of unscheduled principal collections.


Group 1 Payment Priorities: For Collateral Group 1, on any distribution date,

- The Senior Principal Distribution Amount will be paid first to the 1-A Certificate, until it is reduced to zero.

- The Subordinate Principal Distribution Amount will be paid pro rata to the B1, B2, B3, B4, B5 and B6 Certificates until they are reduced to zero.

- The Group AP Principal Distribution Amount will be allocated to the 1-AP Certificate until it is reduced to zero.

Group 2 Payment Priorities: For Collateral Group 2, on any distribution date,

- The Senior Principal Distribution Amount will be paid first to the 2-A Certificate, until it is reduced to zero.

- The Subordinate Principal Distribution Amount will be paid pro rata to the B1, B2, B3, B4, B5 and B6 Certificates until they are reduced to zero.

- The Group AP Principal Distribution Amount will be allocated to the 2-AP Certificate until it is reduced to zero.

Loss Allocation:                    Losses will be allocated reverse
                                    sequentially as follows: B6, B5, B4, B3, B2 and then B1. This allocation of losses to a class will result in a writedown of its principal amount and is referred to as an "Applied Loss Amount".

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                LEHMAN BROTHERS
                                FOR EXTERNAL USE



PREPAYMENT SENSITIVITY:

---------------------------------------------------------------------------------------------------------------------------
                 0 PSA                 150 PSA                300 PSA                450 PSA               600 PSA
         ------------------------------------------------------------------------------------------------------------------
                     PAYMENT                PAYMENT                PAYMENT               PAYMENT                PAYMENT
           WAL       WINDOW       WAL       WINDOW       WAL       WINDOW       WAL       WINDOW       WAL       WINDOW
 CLASS    (YRS.)    (TO MAT.)    (YRS.)    (TO MAT.)    (YRS.)    (TO MAT.)    (YRS.)   (TO MAT.)    (YRS.)    (TO MAT.)
---------------------------------------------------------------------------------------------------------------------------
  1-A      20.0     3/02-9/31     8.9      3/02-9/31     5.3      3/02-9/31     3.7     3/02-9/31      2.8     3/02-9/31
  2-A      20.0     3/02-8/31     8.9      3/02-8/31     5.2      3/02-8/31     3.6     3/02-8/31      2.7     3/02-8/31
  1-AP     20.0     3/02-9/31     9.0      3/02-9/31     5.4      3/02-9/31     3.9     3/02-9/31      3.0     3/02-9/31
  1-AX     20.0     3/02-8/31     9.1      3/02-8/31     5.4      3/02-8/31     3.8     3/02-8/31      3.0     3/02-8/31
  2-AP     20.0     3/02-8/31     8.9      3/02-8/31     5.4      3/02-8/31     3.8     3/02-8/31      3.0     3/02-8/31
  2-AX     20.0     3/02-7/31     9.0      3/02-7/31     5.4      3/02-7/31     3.8     3/02-7/31      2.9     3/02-7/31
   B1      20.0     3/02-9/31     13.4     3/02-9/31     10.6     3/02-9/31     9.1     3/02-9/31      8.3     3/02-9/31
   B2      20.0     3/02-9/31     13.4     3/02-9/31     10.6     3/02-9/31     9.1     3/02-9/31      8.3     3/02-9/31
   B3      20.0     3/02-9/31     13.4     3/02-9/31     10.6     3/02-9/31     9.1     3/02-9/31      8.3     3/02-9/31
   B4      20.0     3/02-9/31     13.4     3/02-9/31     10.6     3/02-9/31     9.1     3/02-9/31      8.3     3/02-9/31
   B5      20.0     3/02-9/31     13.4     3/02-9/31     10.6     3/02-9/31     9.1     3/02-9/31      8.3     3/02-9/31
   B6      20.0     3/02-9/31     13.4     3/02-9/31     10.6     3/02-9/31     9.1     3/02-9/31      8.3     3/02-9/31
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MBS Trading               Greg Boester                  (201) 524-4718

Residential Finance       Stan Labanowski               (636) 351-5605
                          Ellen Kiernan                 (646) 351-5651
                          Mary Stone                    (201) 793-4286
                          Jenna Levine                  (201) 793-4279
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).